UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES


Investment Company Act file number 811-8327

Name of Fund:  Merrill Lynch Global Growth Fund, Inc.

Fund Address:  P.O. Box 9011
               Princeton, NJ  08543-9011

Name and address of agent for service: Terry K. Glenn, President, Merrill Lynch Global Growth Fund, Inc. 800 Scudders Mill Road,
Plainsboro, NJ,  08536.  Mailing address:  P.O. Box 9011, Princeton,
NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 08/31/03

Date of reporting period: 09/01/02 - 2/28/03

Item 1 - Attach shareholder report



(BULL LOGO)
Merrill Lynch Investment Managers



Semi-Annual Report
February 28, 2003


Merrill Lynch
Global Growth
Fund, Inc.


www.mlim.ml.com



This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.



Merrill Lynch Global Growth Fund, Inc.
Box 9011
Princeton, NJ
08543-9011



Printed on post-consumer recycled paper




MERRILL LYNCH GLOBAL GROWTH FUND, INC.



Portfolio
Information as of
February 28, 2003


                                     Country of        Percent of
Ten Largest Equity Holdings          Origin            Net Assets

ExxonMobil Corporation               United States         3.0%
Unilever PLC                         United Kingdom        2.9
Verizon Communications               United States         2.8
HSBC Holdings PLC                    United Kingdom        2.8
3M Co.                               United States         2.8
Porsche AG (Preferred)               Germany               2.5
Clear Channel
Communications, Inc.                 United States         2.4
BP Amoco PLC                         United Kingdom        2.3
Unicredito Italiano SpA              Italy                 2.1
Microsoft Corporation                United States         2.1



                                                       Percent of
Five Largest Industries*                               Net Assets

Oil & Gas                                                 14.9%
Media                                                      7.8
Food Products                                              5.7
Metals & Mining                                            5.1
Specialty Retail                                           5.1


*For Fund compliance purposes, "Industry" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.




Merrill Lynch Global Growth Fund, Inc., February 28, 2003


DEAR SHAREHOLDER


For the six-month period ended February 28, 2003, Merrill Lynch Global Growth Fund, Inc.'s Class A, Class B, Class C and Class D Shares had total returns of -11.86%, -12.30%, -12.30% and -11.94%, respectively. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 5 and 6 of this report to shareholders.) The total returns of the Fund were below the Lipper Global Funds Average investment return of -9.32% for the same period. The Fund also underperformed the net investment return of -8.75% for the Morgan Stanley Capital International (MSCI) World Stock Index (in U.S. dollars).

During the six-month period ended February 28, 2003, major global stock markets continued in a downward trend with overall market indexes almost touching new lows in comparison to the most recent low level reached in early October 2002. News media reports and investment community commentaries continuously focused on the military confrontation with Iraq. It appears that this emphasis imposed a negative discount on overall equity market valuations.

We shifted our investment strategy for the Fund during the last three months of the period by significantly increasing the Fund's exposure to the energy sector by adding equity positions in Europe, Canada, Australia and China. At February 28, 2003, almost 15% of the Fund's net assets were invested in energy company equities, which compared to an energy sector weighting in the MSCI World Stock Index of 8%. The energy reserves and production of the major integrated energy companies worldwide have been declining absolutely for about three years, reflecting the decreasing production of the major energy fields outside of the Middle East and Russia. The real price of oil has been in a downward trend since 1990 when Iraq invaded Kuwait. In the last three years, China has become a major new source of increasing demand for oil, natural gas, coal, copper, steel and most basic materials. Industrial and manufacturing activities in China, which many economists forecasted to have real economic growth above 5% per year, caused the country to become one of the largest consumers of basic materials in the world. Over the same period, global expenditures for the exploration and development of new and existing energy reserves declined absolutely. Assuming a recovery in manufacturing activity in Europe and the United States during the coming years from today's recessionary levels, there may be a persistently higher level of nominal prices for energy and basic commodities. On average, over the last two years the comparative investment returns on stocks of companies in the basic materials and chemicals, energy and industrials were among the best. The relatively high dividend yields on many of these stocks was a material factor in comparative investment returns.

We added investments in the metals and mining industry including Barrick Gold Corporation in Canada, BHP Billiton Limited in Australia, Companhia Vale do Rio Doce in Brazil, POSCO in South Korea and Rio Tinto PLC in the United Kingdom. The materials and industrial sectors were equal to almost 9% of the Fund's net assets at February 28, 2003. We also added shares of General Dynamics Corporation, United Technologies Corporation, Danaher Corporation and Illinois Tool Works Inc. in the United States, Johnson Electric Holdings Limited in Hong Kong and Wesfarmers Limited in Australia.

We sold equity holdings in the diversified financials, insurance, media, pharmaceuticals, banks and diversified telecommunication services sectors, and used the proceeds to purchase investments in the energy, industrial and materials sectors. In the residential mortgage banking industry, we sold investments in Washington Mutual, Inc. and Fannie Mae because of our concern that the record levels of mortgage refinancing may be coming to an end and that the interest rates may increase as the conflict with Iraq is resolved. These developments would likely reduce the valuations and earnings prospects for these companies. With respect to Citigroup Inc., American Express Company and MBNA Corporation, we were concerned about increasing credit quality problems in the consumer credit arena and the possible decline in earnings estimates and valuations as a result of these developments. The delinquency rates on both residential mortgage loans and lower quality consumer installment loans have been rising in recent months. We sold Credit Lyonnais in France because of a continued deterioration in commercial credit quality.

In the insurance industry, the increase in loss reserves by American International Group, Inc. was a disturbing development. Substantial increases in loss reserves for several commercial lines of insurance that were historically very profitable may not be the end of the deterioration in profitability of these lines of coverage. Therefore, we sold the Fund's holdings in Travelers Property Casualty Corp. In Europe, we liquidated insurance company equity investments in Allianz AG, Assicurazioni Generali, Aegon NV and Swiss Re because of a continued deterioration in adequate policy reserves for guaranteed investment returns on annuity products and the changes in the cost of liabilities for various commercial coverages resulting from case court rulings. In the media sector, we had a cyclical recovery in advertising and pricing for services, but the profitability of individual companies suffered as a result of poor management policies and strategies. We liquidated the Fund's holdings in The Interpublic Group of Companies, Inc., Viacom, Inc. (Class B), The Walt Disney Company in the United States and Seat Pagine Gialle SpA in Italy. The persistency of relatively deflated equity markets and relatively low interest rates in most of the major developed economies in the world is a significant problem for generating improved earnings and returns in the insurance, commercial banking and investment banking industries around the globe.

In the global pharmaceutical industry, we are concerned about the adverse pricing and regulatory environment in the most important U.S. market. A group of state governments with major purchasing power in terms of matching Medicare payments for drugs have banded together to form a non-profit pharmaceutical benefit management company that is being challenged by the for-profit pharmaceutical industry. This case is presently before the U.S. Supreme Court. Another concern is that the research pipeline for new drug therapies is slim. The U.S. Securities & Exchange Commission and the New York State Attorney General have become involved in investigating the pricing and marketing practices of the ethical drug industry that may produce very negative repercussions. Thus, we sold the Fund's holdings in Pfizer Inc., Aventis SA, Sanofi-Synthelabo SA, Novartis AG and AstraZeneca Group PLC.

In the telecommunications services sector, we observed continued deterioration in overall business conditions in Europe and the United States during the six months ended February 28, 2003. European service providers collectively paid more than $100 billion for rights to offer enhanced wireless services that were only modestly successful in attracting new subscribers. Additionally, the debt leverage of the companies proved to be a problem in a recessionary type of environment. We sold equity investments in Nextel Communications, Inc. (Class A), Sprint Corp. (PCS Group), France Telecom SA, Deutsche Telekom AG, Telecom Italia Mobile (TIM) SpA and Telefonica SA. The consumer endorsement rate of the new wireless services was much less than that projected by all of the European service companies after extraordinary expenses were incurred to gear up to provide these services.

We reduced the Fund's investment exposure to the information technology sector. There has been a normal cyclical recovery in global spending on technology as represented by data from the Semiconductor Industry Association on corporate sales of all types of semiconductor devices. The cyclical bottom occurred in September 2001, with a year-to-year decline in industry revenues of over 50%. The first year-to-year positive comparison in total industry sales was May 2002 at approximately 5%. There was so much built up capacity to provide product that only a few companies were successful. The Fund's investment in Samsung Electronics in South Korea was an example of a successful company able to generate a cyclical rise in revenues and profits with more than a 20% return on equity. However, U.S., European and Japanese information technology companies still remain in a recession and as a result, we sold the Fund's holdings in Sun Microsystems, Inc., Oracle Corporation and STMicroelectronics NV.



Merrill Lynch Global Growth Fund, Inc., February 28, 2003


We added numerous companies in the health care equipment and supplies industry as substitutes for ethical drug companies. These companies included Alcon Inc., Medtronic, Inc., Stryker Corporation, Varian Medical Systems, Inc. and Zimmer Holdings, Inc. These companies are focused on minimally invasive devices for diagnostics and therapy within the human body, cardiac therapy devices, orthopedic replacement devices and precision laser therapy, and optometry devices and therapies. Our investments in these companies proved to be more successful on a comparative return basis than those in ethical drug companies.

Over the last six months, the best investment performance came from companies that were characterized by small- to mid-size market capitalizations and lower-quality balance sheets and credit ratings. The Fund is focused on what we believe are the largest companies with the best quality balance sheets and credit ratings. Thus, the Fund's comparative investment performance has lagged relative to the opportunities for investment.


Market Outlook
We anticipate that a resolution of the hostilities between the United States and Iraq may result in an upward trend in U.S. and other major global equity market prices. Formerly, this development took place shortly after the start of the Gulf War in 1991 and the Vietnam War in late 1974 - early 1975. Alan Greenspan, Chairman of the U.S. Federal Reserve Board of Governors, stated in a recent public speech that it was likely that Americans raised $200 billion in 2002 in new liquidity from the refinancing of residential mortgages. It may be that they did not spend this increased liquidity in the year-end holiday season. Military conflict or the prospect of a conflict has dampened consumer spending in the past. We believe that the household sector has the liquidity and the relatively low-financing interest rates for durable goods purchases and homeowner purchases to spark a meaningful economic recovery when the Middle East problems are resolved even on a short-term basis.

We remain relatively fully invested in equities. If the Bush Administration is successful in the Middle East and convinces the U.S. Congress to bring forward the 2004 and 2006 income tax reductions and make them permanent, the U.S. economy could be the leading force for a global economic recovery of real growth and corporate profitability. Another important global economic force is China, which is investing significantly in an infrastructure that is leading, in our opinion, to the upward trend in energy and basic material prices. We attempted to restructure the Fund to benefit from these perceived trends in the world economy and markets, and recent positive comparative investment results have reflected these changes in the Fund's investment strategy.


In Conclusion
We thank you for your continued investment in Merrill Lynch Global Growth Fund, Inc., and we look forward to sharing our investment results and strategy with you in our next report to shareholders.


Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



(Lawrence R. Fuller)
Lawrence R. Fuller
Vice President and
Portfolio Manager



March 26, 2003




Merrill Lynch Global Growth Fund, Inc., February 28, 2003


PERFORMANCE DATA


About Fund
Performance


Investors are able to purchase shares of the Fund through five pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Effective June 1, 2001, Class B Shares are subject to a maximum contingent deferred sales charge of 4% declining to 0% after six years. All Class B Shares purchased prior to June 1, 2001 will maintain the four-year schedule. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

* Class R Shares do not incur a maximum sales charge (front-end load) or deferred sales charge. These shares are subject to a distribution fee of 0.25% and an account maintenance fee of 0.25%. Class R Shares are available only to certain retirement plans.

None of the past results shown should be considered a representation of future performance. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the following tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.


Recent
Performance
Results

                                                6-Month        12-Month     Since Inception
As of February 28, 2003                       Total Return   Total Return     Total Return
ML Global Growth Fund, Inc. Class A Shares*      -11.86%        -29.73%        -22.72%
ML Global Growth Fund, Inc. Class B Shares*      -12.30         -30.43         -26.84
ML Global Growth Fund, Inc. Class C Shares*      -12.30         -30.51         -26.89
ML Global Growth Fund, Inc. Class D Shares*      -11.94         -29.90         -23.78
ML Global Growth Fund, Inc. Class R Shares*          --             --         - 7.69
MSCI World Index**                               - 8.75         -20.60      -11.84/-1.75

*Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The
Fund's inception dates are from 10/31/97 for Class A, Class B, Class
C and Class D Shares and from 1/03/03 for Class R Shares.
**This unmanaged market capitalization-weighted Index is comprised of a representative sampling of large-, medium- and small-capitalization companies in 22 countries, including the United
States. Since inception total returns are from 10/31/97 and 1/31/03, respectively.



Merrill Lynch Global Growth Fund, Inc., February 28, 2003


PERFORMANCE DATA (CONCLUDED)


Average Annual
Total Return



                                   % Return Without   % Return With
                                     Sales Charge     Sales Charge**
Class A Shares*

One Year Ended 2/28/03                    -29.73%        -33.42%
Five Years Ended 2/28/03                  - 7.19         - 8.18
Inception (10/31/97) through 2/28/03      - 4.72         - 5.68

*Maximum sales charge is 5.25%.
**Assuming maximum sales charge.



                                         % Return        % Return
                                       Without CDSC    With CDSC**
Class B Shares*

One Year Ended 2/28/03                    -30.43%        -33.21%
Five Years Ended 2/28/03                  - 8.13         - 8.44
Inception (10/31/97) through 2/28/03      - 5.70         - 5.84

*Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.
**Assuming payment of applicable contingent deferred sales charge.



                                         % Return        % Return
                                       Without CDSC    With CDSC**
Class C Shares*

One Year Ended 2/28/03                    -30.51%        -31.21%
Five Years Ended 2/28/03                  - 8.14         - 8.14
Inception (10/31/97) through 2/28/03      - 5.71         - 5.71

*Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.
**Assuming payment of applicable contingent deferred sales charge.



                                   % Return Without   % Return With
                                     Sales Charge     Sales Charge**
Class D Shares*

One Year Ended 2/28/03                    -29.90%        -33.58%
Five Years Ended 2/28/03                  - 7.42         - 8.42
Inception (10/31/97) through 2/28/03      - 4.97         - 5.92

*Maximum sales charge is 5.25%.
**Assuming maximum sales charge.



Aggregate
Total Return

                                                     % Return Without
                                                       Sales Charge
Class R Shares*

Inception (1/03/03) through 2/28/03                      - 7.69%




SCHEDULE OF INVESTMENTS                                                                                   (in U.S. dollars)

LATIN                         Shares                                                                             Percent of
AMERICA       Industry*        Held                   Common Stock                                      Value    Net Assets
Brazil        Metals &        210,900   Companhia Vale do Rio Doce (ADR)(a)                         $    5,747,025     1.1%
              Mining

                                        Total Common Stock in Latin America (Cost--$5,770,642)           5,747,025      1.1


NORTH
AMERICA

Canada        Auto            101,000   Magna International Inc. 'A'                                     5,606,591      1.1
              Components

              Media         1,113,300   ++Rogers Communications, Inc. 'B'                               10,275,121      1.9

              Metals &        356,100   Barrick Gold Corporation                                         5,743,780      1.1
              Mining

              Oil & Gas       198,200   Petro-Canada                                                     7,058,996      1.3
                              337,600   Suncor Energy, Inc.                                              6,118,405      1.2
                                                                                                    --------------   ------
                                                                                                        13,177,401      2.5

                                        Total Common Stock in Canada                                    34,802,893      6.6


United        Aerospace &     128,100   General Dynamics Corporation                                     7,591,206      1.5
States        Defense          95,900   United Technologies Corporation                                  5,617,822      1.1
                                                                                                    --------------   ------
                                                                                                        13,209,028      2.6

              Air Freight &    91,000   United Parcel Service, Inc. (Class B)                            5,236,140      1.0
              Logistics

              Beverages       128,000   The Coca-Cola Company                                            5,148,160      1.0

              Biotechnology   106,700   ++Amgen Inc.                                                     5,822,619      1.1

              Chemicals       199,700   The Dow Chemical Company                                         5,451,810      1.0
                              144,400   E.I. du Pont de Nemours and Company                              5,295,148      1.0
                                                                                                    --------------   ------
                                                                                                        10,746,958      2.0

              Communications  431,100   ++Cisco Systems, Inc.                                            6,022,467      1.2
              Equipment

              Computers &      78,800   International Business Machines Corporation                      6,142,460      1.2
              Peripherals

              Diversified     209,400   BellSouth Corporation                                            4,537,698      0.9
              Telecommuni-    210,300   SBC Communications Inc.                                          4,374,240      0.8
              cation          429,400   Verizon Communications                                          14,848,652      2.8
              Services                                                                              --------------   ------
                                                                                                        23,760,590      4.5

              Energy          141,900   Diamond Offshore Drilling, Inc.                                  3,114,705      0.6
              Equipment &
              Service

              Food & Drug     292,300   SYSCO Corporation                                                7,927,176      1.5
              Retailing

              Health Care     130,000   Medtronic, Inc.                                                  5,811,000      1.1
              Equipment &     107,100   Stryker Corporation                                              6,982,920      1.3
              Supplies         30,100   ++Varian Medical Systems, Inc.                                   1,521,555      0.3
                              151,900   ++Zimmer Holdings, Inc.                                          6,742,841      1.3
                                                                                                    --------------   ------
                                                                                                        21,058,316      4.0

              Health Care     180,000   HCA Inc.                                                         7,423,200      1.4
              Providers &     405,500   Health Management Associates, Inc. (Class A)                     7,266,560      1.4
              Services        320,500   ++Tenet Healthcare Corporation                                   5,823,485      1.1
                                                                                                    --------------   ------
                                                                                                        20,513,245      3.9


Merrill Lynch Global Growth Fund, Inc., February 28, 2003


SCHEDULE OF INVESTMENTS (continued)                                                                       (in U.S. dollars)

NORTH AMERICA                 Shares                                                                             Percent of
(concluded)   Industry*        Held                   Common Stock                                      Value    Net Assets
United        Household       159,300   The Clorox Company                                          $    6,739,983     1.3%
States        Products         75,000   The Procter & Gamble Company                                     6,139,500      1.2
(concluded)                                                                                         --------------   ------
                                                                                                        12,879,483      2.5

              Industrial      117,400   3M Co.                                                          14,718,438      2.8
              Conglomerates

              Leisure         153,100   Eastman Kodak Company                                            4,531,760      0.8
              Equipment &
              Products

              Machinery        45,100   Danaher Corporation                                              2,932,402      0.5
                               91,000   Illinois Tool Works Inc.                                         5,420,870      1.0
                                                                                                    --------------   ------
                                                                                                         8,353,272      1.5

              Media           798,300   ++AOL Time Warner Inc.                                           9,036,756      1.7
                              342,100   ++Clear Channel Communications, Inc.                            12,490,071      2.4
                                                                                                    --------------   ------
                                                                                                        21,526,827      4.1

              Multiline       140,000   Wal-Mart Stores, Inc.                                            6,728,400      1.3
              Retail

              Oil & Gas       459,600   ExxonMobil Corporation                                          15,635,592      3.0

              Paper & Forest  171,200   International Paper Company                                      5,997,136      1.1
              Products

              Semiconductor   343,500   Intel Corporation                                                5,925,375      1.1
              Equipment &
              Products

              Software        141,200   ++Electronic Arts Inc.                                           7,453,948      1.4
                              462,000   Microsoft Corporation                                           10,954,020      2.1
                                                                                                    --------------   ------
                                                                                                        18,407,968      3.5

              Specialty       193,800   Lowe's Companies, Inc.                                           7,616,340      1.4
              Retail          322,700   The TJX Companies, Inc.                                          5,185,789      1.0
                                                                                                    --------------   ------
                                                                                                        12,802,129      2.4

                                        Total Common Stock in the United States                        256,208,244     48.7

                                        Total Common Stock in North America (Cost--$351,535,132)       291,011,137     55.3


PACIFIC
BASIN

Australia     Industrial      168,300   Wesfarmers Limited                                               2,601,538      0.5
              Conglomerates

              Media           419,000   The News Corporation Limited                                     2,591,226      0.5

              Metals &      1,142,300   BHP Billiton Limited                                             6,343,346      1.2
              Mining

              Oil & Gas       389,000   Woodside Petroleum Limited                                       2,561,512      0.5

                                        Total Common Stock in Australia                                 14,097,622      2.7


China         Oil & Gas    15,390,000   PetroChina Company Limited                                       3,216,487      0.6

                                        Total Common Stock in China                                      3,216,487      0.6


Hong Kong     Construction  1,550,000   Cheung Kong Infrastructure Holdings Limited                      2,822,121      0.5
              Materials

              Electric      3,896,000   Huaneng Power International, Inc. 'H'                            3,471,836      0.7
              Utilities

              Electrical    2,692,500   Johnson Electric Holdings Limited                                3,003,520      0.6
              Equipment

              Oil & Gas     2,369,000   CNOOC Limited                                                    3,326,095      0.6

              Specialty       673,500   Esprit Holdings Limited                                          1,334,202      0.3
              Retail

                                        Total Common Stock in Hong Kong                                 13,957,774      2.7


Japan         Food & Drug     113,000   Seven-Eleven Japan Co., Ltd.                                     2,642,800      0.5
              Retailing

                                        Total Common Stock in Japan                                      2,642,800      0.5


South Korea   Metals &         27,300   POSCO                                                            2,527,248      0.5
              Mining

              Semiconductor    34,900   Samsung Electronics                                              8,172,035      1.5
              Equipment &
              Products

                                        Total Common Stock in South Korea                               10,699,283      2.0

                                        Total Common Stock in the Pacific Basin (Cost--$47,525,162)     44,613,966      8.5


WESTERN
EUROPE

France        Automobiles     164,300   PSA Peugeot Citroen                                              7,260,384      1.4

              Food & Drug     137,500   Carrefour SA                                                     5,209,142      1.0
              Retailing

              Food Products    44,300   Groupe Danone                                                    5,242,570      1.0

              Media           158,000   Societe Television Francaise 1                                   3,613,605      0.7

              Oil & Gas        75,000   TotalFinaElf SA                                                  9,910,371      1.9

                                        Total Common Stock in France                                    31,236,072      6.0


Germany       Software         32,600   SAP AG (Systeme, Anwendungen, Produkte in
                                        der Datenverarbeitung)                                           2,725,170      0.5

                                        Total Common Stock in Germany                                    2,725,170      0.5


Italy         Banks         2,792,300   Unicredito Italiano SpA                                         11,180,445      2.1

              Oil & Gas       521,500   ENI SpA                                                          7,715,572      1.5

                                        Total Common Stock in Italy                                     18,896,017      3.6


Netherlands   Beverages        77,700   Heineken NV                                                      2,776,149      0.5

              Oil & Gas       265,700   Royal Dutch Petroleum Company                                   10,524,151      2.0

                                        Total Common Stock in the Netherlands                           13,300,300      2.5


Spain         Banks           154,600   Banco Popular Espanol SA                                         6,298,534      1.2

              Specialty       210,100   Industria de Disenso Textil, SA                                  5,072,385      1.0
              Retail

                                        Total Common Stock in Spain                                     11,370,919      2.2


Sweden        Specialty       345,100   Hennes & Mauritz AB 'B'                                          7,279,992      1.4
              Retail

                                        Total Common Stock in Sweden                                     7,279,992      1.4


Switzerland   Food Products    46,400   Nestle SA (Registered Shares)                                    9,341,593      1.8

              Health Care     100,000   ++Alcon, Inc.                                                    3,915,000      0.7
              Equipment &
              Supplies

                                        Total Common Stock in Switzerland                               13,256,593      2.5


Merrill Lynch Global Growth Fund, Inc., February 28, 2003


SCHEDULE OF INVESTMENTS (concluded)                                                                       (in U.S. dollars)

WESTERN EUROPE                Shares                                                                             Percent of
(concluded)   Industry*        Held                   Common Stock                                      Value    Net Assets
United        Banks         1,367,300   HSBC Holdings PLC                                            $  14,730,858     2.8%
Kingdom                       430,900   Royal Bank of Scotland Group PLC                                 9,861,665      1.9
                                                                                                    --------------   ------
                                                                                                        24,592,523      4.7

              Beverages     1,070,400   Allied Domecq PLC                                                5,049,531      0.9

              Food          1,708,600   Unilever PLC                                                    15,232,282      2.9
              Products

              Household       238,800   Reckitt Benckiser PLC                                            3,765,100      0.7
              Products

              Media           330,000   ++British Sky Broadcasting Group PLC ("BSkyB")                   3,266,836      0.6

              Metals &        308,200   Rio Tinto PLC (Registered Shares)                                6,237,979      1.2
              Mining

              Oil & Gas     1,901,500   BP Amoco PLC                                                    11,980,211      2.3

                                        Total Common Stock in the United Kingdom                        70,124,462     13.3

                                        Total Common Stock in Western Europe (Cost--$178,348,596)      168,189,525     32.0



Western
Europe                                              Preferred Stock
Germany       Automobiles      40,407   Porsche AG                                                      13,047,779      2.5

                                        Total Preferred Stock in Western Europe (Cost--$16,963,186)     13,047,779      2.5



SHORT-TERM
SECURITIES                                               Issue
                           19,880,684   Merrill Lynch Premier Institutional Fund (b)(c)                 19,880,684      3.8




                            Beneficial
                             Interest
                         $  5,431,679   Merrill Lynch Liquidity Series, LLC Cash Sweep
                                        Series I (c)                                                     5,431,679      1.0
                           24,298,616   Merrill Lynch Liquidity Series, LLC Money Market
                                        Series (b)(c)                                                   24,298,616      4.6
                                                                                                    --------------   ------
                                                                                                        29,730,295      5.6

                                        Total Investments in Short-Term Securities
                                        (Cost--$49,610,979)                                             49,610,979      9.4

              Total Investments (Cost--$649,753,697)                                                   572,220,411    108.8
              Liabilities in Excess of Other Assets                                                   (46,432,187)    (8.8)
                                                                                                    --------------   ------
              Net Assets                                                                            $  525,788,224   100.0%
                                                                                                    ==============   ======


*For Fund compliance purposes, "Industry" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.
++Non-income producing security.
(a)American Depositary Receipts (ADR).
(b)Security was purchased with the cash proceeds from securities loans.
(c)Investments in companies considered to be an affiliate of the Fund (such companies are defined as "Affiliated Companies" in Section 2 (a)(3) of the Investment Company Act of 1940) are as follows:

                                                              Dividend/
                                                  Net          Interest
Affiliate                                       Activity         Income

Merrill Lynch Liquidity Series, LLC Cash
Sweep Series I                                 $ 5,431,679     $185,063
Merrill Lynch Liquidity Series, LLC Money
Market Series                                  $24,298,616       53,299
Merrill Lynch Premier Institutional Fund        19,880,684       59,910


See Notes to Financial Statements.



STATEMENT OF ASSETS AND LIABILITIES

                  As of February 28, 2003
Assets:           Investments, at value (including securities loaned of $43,154,839)
                  (identified cost--$649,753,697)                                                            $  572,220,411
                  Receivables:
                     Securities sold                                                       $    2,196,585
                     Dividends                                                                  1,081,375
                     Capital shares sold                                                           44,191
                     Securities lending--net                                                       15,103
                     Interest                                                                       9,794         3,347,048
                                                                                           --------------
                  Prepaid registration fees and other assets                                                        110,925
                                                                                                             --------------
                  Total assets                                                                                  575,678,384
                                                                                                             --------------

Liabilities:      Collateral on securities loaned, at value                                                      44,179,300
                  Payables:
                     Securities purchased                                                       2,621,139
                     Capital shares redeemed                                                    1,898,132
                     Distributor                                                                  322,028
                     Investment adviser                                                           309,098         5,150,397
                                                                                           --------------
                  Accrued expenses and other liabilities                                                            560,463
                                                                                                             --------------
                  Total liabilities                                                                              49,890,160
                                                                                                             --------------

Net Assets:       Net assets                                                                                  $ 525,788,224
                                                                                                             ==============

Net Assets        Class A Shares of Common Stock, $.10 par value, 100,000,000
Consist of:       shares authorized                                                                           $     691,774
                  Class B Shares of Common Stock, $.10 par value, 300,000,000
                  shares authorized                                                                               5,297,831
                  Class C Shares of Common Stock, $.10 par value, 100,000,000
                  shares authorized                                                                               1,145,699
                  Class D Shares of Common Stock, $.10 par value, 100,000,000
                  shares authorized                                                                               1,589,064
                  Class R Shares of Common Stock, $.10 par value, 300,000,000
                  shares authorized                                                                                       2
                  Paid-in capital in excess of par                                                            1,271,861,327
                  Accumulated investment loss--net                                         $  (6,119,309)
                  Accumulated realized capital losses on investments and foreign
                  currency transactions--net                                                (671,183,056)
                  Unrealized depreciation on investments and foreign currency
                  transactions--net                                                          (77,495,108)
                                                                                           --------------
                  Total accumulated losses--net                                                               (754,797,473)
                                                                                                             --------------
                  Net assets                                                                                 $  525,788,224
                                                                                                             ==============

Net Asset         Class A--Based on net assets of $42,660,374 and 6,917,738
Value:                     shares outstanding                                                                $         6.17
                                                                                                             ==============
                  Class B--Based on net assets of $317,270,160 and 52,978,310
                           shares outstanding                                                                $         5.99
                                                                                                             ==============
                  Class C--Based on net assets of $68,615,805 and 11,456,989
                           shares outstanding                                                                $         5.99
                                                                                                             ==============
                  Class D--Based on net assets of $97,241,793 and 15,890,641
                           shares outstanding                                                                $         6.12
                                                                                                             ==============
                  Class R--Based on net assets of $92.35 and 15.385
                           shares outstanding                                                                $         6.00
                                                                                                             ==============

See Notes to Financial Statements.



Merrill Lynch Global Growth Fund, Inc., February 28, 2003


STATEMENT OF OPERATIONS

                  For the Six Months Ended February 28, 2003
Investment        Dividends (net of $214,232 foreign withholding tax)                                        $    2,758,517
Income:           Interest                                                                                          416,188
                  Securities lending--net                                                                           113,209
                                                                                                             --------------
                  Total income                                                                                    3,287,914
                                                                                                             --------------

Expenses:         Investment advisory fees                                                 $    2,344,586
                  Account maintenance and distribution fees--Class B                            1,912,059
                  Transfer agent fees--Class B                                                    690,958
                  Account maintenance and distribution fees--Class C                              407,782
                  Transfer agent fees--Class D                                                    177,127
                  Transfer agent fees--Class C                                                    155,295
                  Account maintenance fees--Class D                                               140,545
                  Accounting services                                                             136,879
                  Transfer agent fees--Class A                                                     76,906
                  Professional fees                                                                50,487
                  Custodian fees                                                                   41,330
                  Printing and shareholder reports                                                 39,216
                  Directors' fees and expenses                                                     33,750
                  Registration fees                                                                24,754
                  Pricing fees                                                                      6,888
                  Other                                                                            35,618
                                                                                           --------------
                  Total expenses                                                                                  6,274,180
                                                                                                             --------------
                  Investment loss--net                                                                          (2,986,266)
                                                                                                             --------------

Realized &        Realized loss on:
Unrealized           Investments--net                                                       (161,766,990)
Gain (Loss) on       Foreign currency transactions--net                                       (1,295,188)     (163,062,178)
Investments &                                                                              --------------
Foreign Currency  Change in unrealized appreciation/depreciation on:
Transactions--       Investments--net                                                          83,776,472
Net:                 Foreign currency transactions--net                                         (101,549)        83,674,923
                                                                                           --------------    --------------
                  Total realized and unrealized loss on investments and
                  foreign currency transactions--net                                                           (79,387,255)
                                                                                                             --------------
                  Net Decrease in Net Assets Resulting from Operations                                       $ (82,373,521)
                                                                                                             ==============

See Notes to Financial Statements.



STATEMENTS OF CHANGES IN NET ASSETS

                                                                                           For the Six         For the
                                                                                           Months Ended       Year Ended
                                                                                           February 28,       August 31,
                  Increase (Decrease) in Net Assets:                                           2003              2002
Operations:       Investment loss--net                                                     $  (2,986,266)    $  (9,227,449)
                  Realized loss on investments and foreign currency transactions--net       (163,062,178)     (277,713,019)
                  Change in unrealized appreciation/depreciation on investments
                  and foreign currency transactions--net                                       83,674,923      (45,374,886)
                                                                                           --------------    --------------
                  Net decrease in net assets resulting from operations                       (82,373,521)     (332,315,354)
                                                                                           --------------    --------------

Capital Share     Net decrease in net assets derived from capital share transactions        (129,183,378)     (570,533,138)
Transactions:                                                                              --------------    --------------

Net Assets:       Total decrease in net assets                                              (211,556,899)     (902,848,492)
                  Beginning of period                                                         737,345,123     1,640,193,615
                                                                                           --------------    --------------
                  End of period*                                                           $  525,788,224    $  737,345,123
                                                                                           ==============    ==============

                  *Accumulated investment loss--net                                        $  (6,119,309)    $  (3,133,043)
                                                                                           ==============    ==============

See Notes to Financial Statements.



Merrill Lynch Global Growth Fund, Inc., February 28, 2003


FINANCIAL HIGHLIGHTS

The following per share data and ratios                                               Class A
have been derived from information                          For the Six
provided in the financial statements.                       Months Ended
                                                            February 28,          For the Year Ended August 31,
Increase (Decrease) in Net Asset Value:                         2003         2002         2001         2000          1999
Per Share         Net asset value, beginning of period       $     7.00   $     9.48   $    18.01   $    13.55   $    10.78
Operating                                                    ----------   ----------   ----------   ----------   ----------
Performance:      Investment income (loss)--net++++                --++         --++          .03        (.02)          .11
                  Realized and unrealized gain (loss)
                  on investments and foreign
                  currency transactions--net                      (.83)       (2.48)       (6.65)         5.51         2.93
                                                             ----------   ----------   ----------   ----------   ----------
                  Total from investment operations                (.83)       (2.48)       (6.62)         5.49         3.04
                                                             ----------   ----------   ----------   ----------   ----------
                  Less distributions:
                     Realized gain on investments--net               --           --        (.59)           --        (.18)
                     In excess of realized gain on
                     investments--net                                --           --       (1.32)       (1.03)        (.09)
                                                             ----------   ----------   ----------   ----------   ----------
                  Total distributions                                --           --       (1.91)       (1.03)        (.27)
                                                             ----------   ----------   ----------   ----------   ----------
                  Net asset value, end of period             $     6.17   $     7.00   $     9.48    $   18.01    $   13.55
                                                             ==========   ==========   ==========   ==========   ==========

Total Investment  Based on net asset value per share        (11.86%)+++     (26.16%)     (39.39%)       41.47%       28.46%
Return:**                                                    ==========   ==========   ==========   ==========   ==========

Ratios to         Expenses                                       1.18%*        1.06%         .93%         .87%         .90%
Average                                                      ==========   ==========   ==========   ==========   ==========
Net Assets:       Investment income (loss)--net                 (.12%)*         .04%         .25%       (.09%)         .88%
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental      Net assets, end of period (in thousands)   $   42,660    $  55,525   $  155,922    $ 288,517    $ 171,140
Data:                                                        ==========   ==========   ==========   ==========   ==========
                  Portfolio turnover                             68.34%      105.73%      126.37%       75.48%       46.91%
                                                             ==========   ==========   ==========   ==========   ==========

*Annualized.
**Total investment return excludes the effects of sales charges.
++Amount is less than $.01 per share.
++++Based on average shares outstanding.
+++Aggregate total investment return.

See Notes to Financial Statements.



FINANCIAL HIGHLIGHTS (continued)

The following per share data and ratios                                               Class B
have been derived from information                          For the Six
provided in the financial statements.                       Months Ended
                                                            February 28,          For the Year Ended August 31,
Increase (Decrease) in Net Asset Value:                         2003         2002         2001         2000          1999
Per Share         Net asset value, beginning of period       $     6.83   $     9.35   $    17.75   $    13.39   $    10.68
Operating                                                    ----------   ----------   ----------   ----------   ----------
Performance:      Investment loss--net++++                        (.04)        (.08)        (.10)        (.18)        (.03)
                  Realized and unrealized gain (loss)
                  on investments and foreign
                  currency transactions--net                      (.80)       (2.44)       (6.56)         5.44         2.92
                                                             ----------   ----------   ----------   ----------   ----------
                  Total from investment operations                (.84)       (2.52)       (6.66)         5.26         2.89
                                                             ----------   ----------   ----------   ----------   ----------
                  Less distributions:
                     Realized gain on investments--net               --           --        (.54)        (.90)        (.18)
                     In excess of realized gain on
                     investments--net                                --           --       (1.20)           --         --++
                                                             ----------   ----------   ----------   ----------   ----------
                  Total distributions                                --           --       (1.74)        (.90)        (.18)
                                                             ----------   ----------   ----------   ----------   ----------
                  Net asset value, end of period             $     5.99   $     6.83   $     9.35   $    17.75   $    13.39
                                                             ==========   ==========   ==========   ==========   ==========

Total Investment  Based on net asset value per share        (12.30%)+++     (26.95%)     (40.01%)       40.04%       27.27%
Return:**                                                    ==========   ==========   ==========   ==========   ==========

Ratios to         Expenses                                       2.23%*        2.09%        1.95%        1.88%        1.91%
Average                                                      ==========   ==========   ==========   ==========   ==========
Net Assets:       Investment loss--net                         (1.18%)*       (.99%)       (.77%)      (1.11%)       (.27%)
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental      Net assets, end of period (in thousands)   $  317,270    $ 456,393   $1,046,889   $2,293,020   $1,677,022
Data:                                                        ==========   ==========   ==========   ==========   ==========
                  Portfolio turnover                             68.34%      105.73%      126.37%       75.48%       46.91%
                                                             ==========   ==========   ==========   ==========   ==========

*Annualized.
**Total investment return excludes the effects of sales charges.
++Amount is less than $.01 per share.
++++Based on average shares outstanding.
+++Aggregate total investment return.

See Notes to Financial Statements.



Merrill Lynch Global Growth Fund, Inc., February 28, 2003


FINANCIAL HIGHLIGHTS (continued)

The following per share data and ratios                                               Class C
have been derived from information                          For the Six
provided in the financial statements.                       Months Ended
                                                            February 28,          For the Year Ended August 31,
Increase (Decrease) in Net Asset Value:                         2003         2002         2001         2000          1999
Per Share         Net asset value, beginning of period       $     6.83   $     9.36   $    17.76   $    13.39   $    10.68
Operating                                                    ----------   ----------   ----------   ----------   ----------
Performance:      Investment loss--net++                          (.04)        (.08)        (.10)        (.19)        (.04)
                  Realized and unrealized gain (loss)
                  on investments and foreign
                  currency transactions--net                      (.80)       (2.45)       (6.56)         5.45         2.93
                                                             ----------   ----------   ----------   ----------   ----------
                  Total from investment operations                (.84)       (2.53)       (6.66)         5.26         2.89
                                                             ----------   ----------   ----------   ----------   ----------
                  Less distributions:
                     Realized gain on investments--net               --           --        (.54)        (.89)        (.18)
                     In excess of realized gain on
                     investments--net                                --           --       (1.20)           --           --
                                                             ----------   ----------   ----------   ----------   ----------
                  Total distributions                                --           --       (1.74)        (.89)        (.18)
                                                             ----------   ----------   ----------   ----------   ----------
                  Net asset value, end of period             $     5.99   $     6.83   $     9.36   $    17.76   $    13.39
                                                             ==========   ==========   ==========   ==========   ==========

Total Investment  Based on net asset value per share        (12.30%)+++     (27.03%)     (39.97%)       40.05%       27.23%
Return:**                                                    ==========   ==========   ==========   ==========   ==========

Ratios to         Expenses                                       2.25%*        2.11%        1.96%        1.89%        1.92%
Average                                                      ==========   ==========   ==========   ==========   ==========
Net Assets:       Investment loss--net                         (1.19%)*       (.99%)       (.78%)      (1.12%)       (.30%)
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental      Net assets, end of period (in thousands)   $   68,616   $   95,117   $  197,356   $  423,800   $  302,247
Data:                                                        ==========   ==========   ==========   ==========   ==========
                  Portfolio turnover                             68.34%      105.73%      126.37%       75.48%       46.91%
                                                             ==========   ==========   ==========   ==========   ==========

*Annualized.
**Total investment return excludes the effects of sales charges.
++Based on average shares outstanding.
+++Aggregate total investment return.

See Notes to Financial Statements.



FINANCIAL HIGHLIGHTS (continued)

The following per share data and ratios                                               Class D
have been derived from information                          For the Six
provided in the financial statements.                       Months Ended
                                                            February 28,          For the Year Ended August 31,
Increase (Decrease) in Net Asset Value:                         2003         2002         2001         2000          1999
Per Share         Net asset value, beginning of period       $     6.95   $     9.44   $    17.95   $    13.51   $    10.75
Operating                                                    ----------   ----------   ----------   ----------   ----------
Performance:      Investment income (loss)--net++++               (.01)        (.02)         --++        (.06)          .07
                  Realized and unrealized gain (loss)
                  on investments and foreign
                  currency transactions--net                      (.82)       (2.47)       (6.64)         5.50         2.94
                                                             ----------   ----------   ----------   ----------   ----------
                  Total from investment operations                (.83)       (2.49)       (6.64)         5.44         3.01
                                                             ----------   ----------   ----------   ----------   ----------
                  Less distributions:
                     Realized gain on investments--net               --           --        (.58)       (1.00)        (.18)
                     In excess of realized gain on
                     investments--net                                --           --       (1.29)           --        (.07)
                                                             ----------   ----------   ----------   ----------   ----------
                  Total distributions                                --           --       (1.87)       (1.00)        (.25)
                                                             ----------   ----------   ----------   ----------   ----------
                  Net asset value, end of period             $     6.12   $     6.95   $     9.44    $   17.95    $   13.51
                                                             ==========   ==========   ==========   ==========   ==========

Total Investment  Based on net asset value per share        (11.94%)+++     (26.38%)     (39.58%)       41.18%       28.21%
Return:**                                                    ==========   ==========   ==========   ==========   ==========

Ratios to         Expenses                                       1.43%*        1.31%        1.18%        1.12%        1.14%
Average                                                      ==========   ==========   ==========   ==========   ==========
Net Assets:       Investment income (loss)--net                 (.37%)*       (.18%)      (.001%)       (.35%)         .51%
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental      Net assets, end of period (in thousands)   $   97,242   $  130,310    $ 240,027   $  511,367   $  301,552
Data:                                                        ==========   ==========   ==========   ==========   ==========
                  Portfolio turnover                             68.34%      105.73%      126.37%       75.48%       46.91%
                                                             ==========   ==========   ==========   ==========   ==========

*Annualized.
**Total investment return excludes the effects of sales charges.
++Amount is less than $.01 per share.
++++Based on average shares outstanding.
+++Aggregate total investment return.

See Notes to Financial Statements.




Merrill Lynch Global Growth Fund, Inc., February 28, 2003


FINANCIAL HIGHLIGHTS (concluded)
                                                                                                                 Class R

                                                                                                                 For the
The following per share data and ratios have been derived                                                         Period
from information provided in the financial statements.                                                        Jan. 3, 2003++
                                                                                                               to Feb. 28,
Increase (Decrease) in Net Asset Value:                                                                            2003
Per Share         Net asset value, beginning of period                                                           $     6.50
Operating                                                                                                        ----------
Performance:      Investment income--net++++                                                                            .01
                  Realized and unrealized loss on investments and foreign currency transactions--net                  (.51)
                                                                                                                 ----------
                  Total from investment operations                                                                    (.50)
                                                                                                                 ----------
                  Net asset value, end of period                                                                 $     6.00
                                                                                                                 ==========

Total Investment  Based on net asset value per share                                                             (7.69%)+++
Return:**                                                                                                        ==========

Ratios to         Expenses                                                                                           1.67%*
Average                                                                                                          ==========
Net Assets:       Investment income--net                                                                              .45%*
                                                                                                                 ==========

Supplemental      Net assets, end of period (in thousands)                                                          --+++++
Data:                                                                                                            ==========
                  Portfolio turnover                                                                                 68.34%
                                                                                                                 ==========

*Annualized.
**Total investment return excludes the effects of sales charges.
++Commencement of operations.
++++Based on average shares outstanding.
+++Aggregate total investment return.
+++++Amount is less than $1,000.

See Notes to Financial Statements.



NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
Merrill Lynch Global Growth Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The Fund offers five classes of shares. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. Class R Shares are sold only to certain retirement plans. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C, Class D and Class R Shares bear certain expenses related to the account maintenance of such shares, and Class B, Class C and Class R Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments and foreign currency transactions are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities that are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market quotations are not available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Directors. Occasionally, events affecting the values of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the market on which such security trades) and the close of business on the NYSE. If events (for example, company announcement, natural disasters, market volatility) occur during such periods that are expected to materially affect the value for such securities, those securities may be valued at their fair market value as determined in good faith by the Fund's Board of Directors or by the investment adviser using a pricing service and/or procedures approved by the Board of Directors of the Fund.

(b) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(c) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Options--The Fund is authorized to write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.



Merrill Lynch Global Growth Fund, Inc., February 28, 2003


NOTES TO FINANCIAL STATEMENTS (continued)


When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked to market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

* Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-U.S. dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis.

(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(h) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLIM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets at an annual rate of .75% of the average daily net assets not exceeding $1.5 billion and .725% of the average daily net assets in excess of $1.5 billion. MLIM has entered into a Sub-Advisory Agreement with Merrill Lynch Asset Management U.K. Limited ("MLAM U.K."), an affiliate of MLIM, pursuant to which MLAM U.K. provides investment advisory services to MLIM with respect to the Fund. There is no increase in the aggregate fees paid by the Fund for these services.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:


                               Account
                             Maintenance      Distribution
                                 Fee              Fee

Class B                          .25%             .75%
Class C                          .25%             .75%
Class D                          .25%               --
Class R                          .25%             .25%

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of
ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C, Class D and Class R shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B, Class C and Class R shareholders.

For the six months ended February 28, 2003, FAMD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:


                                 FAMD           MLPF&S

Class A                          $ 15           $  334
Class D                          $397           $6,316


For the six months ended February 28, 2003, MLPF&S received contingent deferred sales charges of $161,585 and $2,160 relating to transactions in Class B and Class C Shares, respectively.

The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to MLPF&S or its affiliates. As of February 28, 2003, the Fund lent securities with a value of $4,801,552 to MLPF&S or its affiliates. Pursuant to that order, the Fund also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of MLIM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by MLIM or its affiliates. For the six months ended February 28, 2003, MLIM, LLC received $46,448 in securities lending agent fees.

In addition, MLPF&S received $184,280 in commissions on the execution of portfolio security transactions for the Fund for the six months ended February 28, 2003.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

For the six months ended February 28, 2003, the Fund reimbursed MLIM $7,336 for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of MLIM, PSI, MLAM U.K., FDS, FAMD, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended February 28, 2003 were $388,919,188 and $491,206,383, respectively.

Net realized losses for the six months ended February 28, 2003 and net unrealized gains (losses) as of February 28, 2003 were as follows:


                                       Realized         Unrealized
                                        Losses        Gains (Losses)

Long-term investments            $ (161,766,990)   $   (77,533,286)
Foreign currency transactions        (1,295,188)             38,178
                                 ---------------   ----------------
Total                            $ (163,062,178)   $   (77,495,108)
                                 ===============   ================



Merrill Lynch Global Growth Fund, Inc., February 28, 2003


NOTES TO FINANCIAL STATEMENTS (concluded)


As of February 28, 2003, net unrealized depreciation for Federal income tax purposes aggregated $78,612,805, of which $6,127,239 related to appreciated securities and $84,740,044 related to depreciated securities. At February 28, 2003, the aggregate cost of investments for Federal income tax purposes was $606,653,916.


4. Capital Share Transactions:
Net decrease in net assets derived from capital share transactions was $129,183,378 and $570,533,138 for the six months ended February 28, 2003 and for the year ended August 31, 2002, respectively.

Transactions in capital shares for each class were as follows:



Class A Shares for the Six Months                         Dollar
Ended February 28, 2003                  Shares           Amount

Shares sold                              500,685    $     3,269,410
Shares redeemed                      (1,515,273)        (9,903,783)
                                  --------------    ---------------
Net decrease                         (1,014,588)    $   (6,634,373)
                                  ==============    ===============



Class A Shares for the Year                               Dollar
Ended August 31, 2002                    Shares           Amount

Shares sold                            1,497,562    $    13,033,319
Shares redeemed                     (10,007,288)       (83,170,795)
                                  --------------    ---------------
Net decrease                         (8,509,726)    $  (70,137,476)
                                  ==============    ===============



Class B Shares for the Six Months                         Dollar
Ended February 28, 2003                  Shares           Amount

Shares sold                              625,855    $     4,015,585
Automatic conversion of shares         (938,427)        (6,069,214)
Shares redeemed                     (13,499,457)       (86,253,429)
                                  --------------    ---------------
Net decrease                        (13,812,029)    $  (88,307,058)
                                  ==============    ===============



Class B Shares for the Year                               Dollar
Ended August 31, 2002                    Shares           Amount

Shares sold                            2,161,507    $    18,590,028
Automatic conversion of shares       (4,194,473)       (36,215,355)
Shares redeemed                     (43,110,945)      (365,570,987)
                                  --------------    ---------------
Net decrease                        (45,143,911)    $ (383,196,314)
                                  ==============    ===============



Class C Shares for the Six Months                         Dollar
Ended February 28, 2003                  Shares           Amount

Shares sold                              195,681    $     1,267,539
Shares redeemed                      (2,656,153)       (16,904,943)
                                  --------------    ---------------
Net decrease                         (2,460,472)    $  (15,637,404)
                                  ==============    ===============



Class C Shares for the Year                               Dollar
Ended August 31, 2002                    Shares           Amount

Shares sold                              728,112    $     6,328,168
Shares redeemed                      (7,905,731)       (67,050,802)
                                  --------------    ---------------
Net decrease                         (7,177,619)    $  (60,722,634)
                                  ==============    ===============



Class D Shares for the Six Months                         Dollar
Ended February 28, 2003                  Shares           Amount

Shares sold                              428,666    $     2,776,792
Automatic conversion of shares           920,686          6,069,214
                                  --------------    ---------------
Total issued                           1,349,352          8,846,006
Shares redeemed                      (4,195,555)       (27,450,649)
                                  --------------    ---------------
Net decrease                         (2,846,203)    $  (18,604,643)
                                  ==============    ===============



Class D Shares for the Year                               Dollar
Ended August 31, 2002                    Shares           Amount

Shares sold                            2,035,700    $    18,183,018
Automatic conversion of shares         4,139,062         36,215,355
                                  --------------    ---------------
Total issued                           6,174,762         54,398,373
Shares redeemed                     (12,851,926)      (110,875,087)
                                  --------------    ---------------
Net decrease                         (6,677,164)    $  (56,476,714)
                                  ==============    ===============



Class R Shares for the Period
January 3, 2003++ to                                      Dollar
February 28, 2003                        Shares           Amount

Shares sold                                   15    $           100
                                  --------------    ---------------
Net increase                                  15    $           100
                                  ==============    ===============

++Commencement of operations.



5. Short-Term Borrowings:
The Fund, along with certain other funds managed by MLIM and its affiliates, is a party to a $500,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of ..09% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. On November 29, 2002, the credit agreement was renewed for one year under the same terms, except that the total commitment was reduced from $1,000,000,000 to $500,000,000. The Fund did not borrow under the credit agreement during the six months ended February 28, 2003.


6. Commitments:
At February 28, 2003, the Fund had entered into foreign exchange contracts, under which it had agreed to purchase and sell various foreign currencies with approximate values of $2,613,000 and $2,205,000, respectively.


7. Capital Loss Carryforward:
On August 31, 2002, the Fund had a net capital loss carryforward of $242,107,678, all of which expires in 2010. This amount will be available to offset like amounts of any future taxable gains.



OFFICERS AND DIRECTORS


Terry K. Glenn, President and Director
Donald W. Burton, Director
M. Colyer Crum, Director
Laurie Simon Hodrick, Director
Fred G. Weiss, Director
Robert C. Doll Jr., Senior Vice President
Lawrence R. Fuller, Vice President and
   Portfolio Manager
Donald C. Burke, Vice President and Treasurer
Susan B. Baker, Secretary


J. Thomas Touchton, Director of Merrill Lynch Global Growth Fund,
Inc., has recently retired. The Fund's Board of Directors wishes
Mr. Touchton well in his retirement.



Custodian
State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101


Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-637-3863




Item 2 - Did registrant adopt a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party? If not, why not? Briefly describe any amendments or waivers that occurred during the period. State here if code of ethics/amendments/waivers are on website and give website address-. State here if fund will send code of ethics to shareholders without charge upon request--N/A (not answered until July 15, 2003 and only annually for funds)

Item 3 - Did the registrant's board of directors determine that the registrant either: (i) has at least one audit committee financial expert serving on its audit committee; or (ii) does not have an audit committee financial expert serving on its audit committee?
If yes, disclose name of financial expert and whether he/she is "independent," (fund may, but is not required, to disclose name/ independence of more than one financial expert) If no, explain why not. -N/A (not answered until July 15, 2003 and only annually for funds)

Item 4 - Disclose annually only (not answered until December 15,
2003)

(a) Audit Fees - Disclose aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. N/A.

(b) Audit-Related Fees - Disclose aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

(c) Tax Fees - Disclose aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.
Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

(d) All Other Fees - Disclose aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs
(a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

(e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X. N/A.

(e)(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X. N/A.

(f) If greater than 50%, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees. N/A.

(g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant. N/A.

(h) Disclose whether the registrant's audit committee has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence. N/A.

Items 5-6 - Reserved

Item 7 - For closed-end funds that contain voting securities in their portfolio, describe the policies and procedures that it uses to determine how to vote proxies relating to those portfolio securities. N/A (not answered until July 1, 2003)

Item 8--Reserved

Item 9(a) - Disclose the conclusions of the registrant's principal executive officer or officers and principal financial officer or officers, or persons performing similar functions, about the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-2(c))) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph. N/A (not answered until July 15, 2003 and only annually for funds)

Item 9(b)--There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 10 - Exhibits

10(a) - Attach code of ethics or amendments/waivers, unless code of ethics or amendments/waivers is on website or offered to shareholders upon request without charge. N/A.

10(b) - Attach certifications (4 in total pursuant to Sections 302 and 906 for CEO/CFO). Attached hereto.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Merrill Lynch Global Growth Fund, Inc.

By:    /s/ Terry K. Glenn
       Terry K. Glenn,
       President of
       Merrill Lynch Global Growth Fund, Inc.

Date: April 21, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:    /s/ Terry K. Glenn
       Terry K. Glenn,
       President of
       Merrill Lynch Global Growth Fund, Inc.

Date: April 21, 2003

By:    /s/ Donald C. Burke
       Donald C. Burke,
       Chief Financial Officer of
       Merrill Lynch Global Growth Fund, Inc.

Date: April 21, 2003